UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 18, 2014

SABINE PASS LNG, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-138916	20-0466069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.
On March 18, 2014, the Audit Committee of the Board of Directors of Cheniere Energy Partners GP, LLC, the general partner of Cheniere Energy Partners, L.P. (“Cheniere Partners”), approved the appointment of KPMG LLP (“KPMG”) as the independent registered public accounting firm for Sabine Pass LNG, L.P. (the “Partnership”), a wholly owned subsidiary of Cheniere Partners, for the fiscal year ending December 31, 2014, and approved the dismissal of Ernst & Young LLP (“EY”) as the Partnership’s independent registered public accounting firm.

The reports of EY on the Partnership’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012 and through March 18, 2014, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in its reports on the financial statements for such periods. During this time, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Partnership has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of such letter dated March 24, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2013 and 2012 and through March 18, 2014, the Partnership has not consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its consolidated financial statements, and neither a written report was provided to the Partnership nor oral advice was provided to it by KPMG that KPMG concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
16.1*            Letter from Ernst & Young LLP, dated March 24, 2014.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LNG, L.P

	By:	SABINE PASS LNG-GP, INC.,
its general partner

Date: March 24, 2014	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Chief Financial Officer

EXHBIT INDEX

Exhibit
Number        Description
16.1*            Letter from Ernst & Young LLP, dated March 24, 2014.

*Filed herewith